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                                                                    EXHIBIT 10.1

                             CONTRIBUTION AGREEMENT

                  This Contribution Agreement (this "Agreement") is entered into as of the 15th day of January, 2001 by and among Torch, Inc., a Louisiana corporation ("Torch"), Friends of Lime Rock LP, a Delaware limited partnership ("Friends of Lime Rock"), Riverside Investments LLC, a Delaware limited liability company ("Riverside" and, together with Friends of Lime Rock, "Lime Rock"), and Torch Offshore, Inc., a Delaware corporation (the "Company").

                  WHEREAS, Torch is the holder of 1,000 shares (the "Initial Shares") of common stock, par value $0.01 per share, of the Company ("Torch Common Stock");

                  WHEREAS, Torch is the holder of all the issued and outstanding common membership interest (the "Common Interest") of Torch Offshore, L.L.C., a Delaware limited liability company ("Torch LLC"); and

                  WHEREAS, Lime Rock is the holder of all the issued and outstanding preferred membership interests (the "Preferred Interest") in Torch LLC; and

                  WHEREAS, Torch and Lime Rock together hold all of the issued and outstanding membership interests in Torch LLC; and

                  WHEREAS, Torch and Lime Rock each desire to contribute their membership interests in Torch LLC to the Company in accordance with the terms of this Agreement;

                  NOW, THEREFORE, in consideration of the representations and warranties and other good and valuable consideration, the parties hereto hereby agree as follows:

         Section 1. REPRESENTATIONS AND WARRANTIES


         1.1. Each of Friends of Lime Rock and Riverside hereby represents and warrants to Torch that:

                  (a) Organization and Good Standing. Each of Friends of Lime Rock and Riverside is a limited partnership or limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has full limited partnership or limited liability company power and authority to own, operate and lease its assets in the manner currently owned, operated and leased by it. The outstanding Preferred Interest in Torch LLC is owned beneficially and of record by Friends of Lime Rock and Riverside, free and clear of all liens, charges, encumbrances, rights of others, mortgages, pledges or security interests and, except as provided in the Limited Liability Agreement of Torch LLC, dated as of May 5, 2000 (the "LLC Agreement"), is not subject to any agreements or understandings with respect to the voting or transfer of any of the Preferred Interest. Except as set forth in the LLC Agreement, there are no outstanding subscriptions, options, convertible securities, warrants or calls of any kind issued or granted by, or binding upon, such party to purchase or otherwise acquire or to sell or otherwise dispose of any security of or equity interest in Torch LLC. Such party has full legal right to sell, assign and transfer the Preferred Interest owned by it to the


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         Company and will, upon delivery of a certificate or certificates representing such Preferred Interest to the Company, transfer to the Company title to such Preferred Interest, free and clear of any liens, charges, encumbrances, rights of others, mortgages, pledges or security interests.

                  (b) Authority and Approval. The execution and delivery of this Agreement by such party, the performance by it of all the terms and conditions hereof to be performed by it and the consummation of the transactions contemplated hereby by it have been duly authorized and approved by any requisite limited partnership or limited liability company action on the part of such party. This Agreement constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency or other similar laws relating to or affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         1.2. Torch hereby represents and warrants to each of Friends of Lime Rock and Riverside that:

                  (a) Organization and Good Standing. Torch is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana and has full corporate power and authority to own, operate and lease its assets in the manner currently owned, operated and leased by it. The outstanding Common Interest in Torch LLC is owned beneficially and of record by Torch, free and clear of all liens, charges, encumbrances, rights of others, mortgages, pledges or security interests and is not subject to any agreements or understandings with respect to the voting or transfer of any of the Common Interest. There are no outstanding subscriptions, options, convertible securities, warrants or calls of any kind issued or granted by, or binding upon, Torch to purchase or otherwise acquire or to sell or otherwise dispose of any security of or equity interest in Torch LLC. Torch has full legal right to sell, assign and transfer the Common Interest owned by it to the Company and will, upon delivery of a certificate or certificates representing such Common Interest to the Company, transfer to the Company title to such Common Interest, free and clear of any liens, charges, encumbrances, rights of others, mortgages, pledges or security interests.

                  (b) Authority and Approval. The execution and delivery of this Agreement by Torch, the performance by it of all the terms and conditions hereof to be performed by it and the consummation of the transactions contemplated hereby by it have been duly authorized and approved by any requisite corporate action on the part of Torch. This Agreement constitutes the legal, valid and binding obligation of Torch enforceable against Torch in accordance with its terms, subject to applicable bankruptcy, insolvency or other similar laws relating to or affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).


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         1.3. The Company hereby represents and warrants to each of Friends of
Lime Rock and Riverside that:

                  (a) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own, operate and lease its assets in the manner currently owned, operated and leased by it. The shares of Torch Common Stock to be issued at the Closing have been duly authorized and, when issued and delivered in accordance with this Agreement, will be validly issued and outstanding and will be fully paid and nonassessable. The issuance and delivery of the shares of Torch Common Stock at the Closing is not subject to any preemptive right of any stockholder of the Company or to any right of first refusal or other similar right in favor of any person.

                  (b) Authority and Approval. The execution and delivery of this Agreement by the Company, the performance by it of all the terms and conditions hereof to be performed by it and the consummation of the transactions contemplated hereby by it have been duly authorized and approved by any requisite corporate action on the part of the Company. This Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency or other similar laws relating to or affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (c) Capitalization. The authorized common stock of the Company consists of 100,000,000 shares of Torch Common Stock and 10,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"). The Initial Shares are the only shares of Torch Common Stock issued and outstanding, all of which are owned beneficially and of record by Torch, free and clear of all liens. There are no shares of Preferred Stock issued or outstanding, and no options, warrants or other securities convertible or exercisable for the Torch Common Stock. The Initial Shares have been validly issued, are fully paid and nonassessable and are free of preemptive rights.


         Section 2. CAPITAL CONTRIBUTIONS


         2.1. At the Closing, Torch will contribute to the Company the Common Interest in exchange for such number of shares of Torch Common Stock that, when aggregated with the Initial Shares, equals 90.06% of the total number of issued and outstanding shares of Torch Common Stock excluding any shares of Torch Common Stock issued in a Qualified Public Offering (as defined in the LLC Agreement).

         2.2. At the Closing, Lime Rock will contribute to the Company the Preferred Interest in exchange for such number of shares of Torch Common Stock equal to 9.94% of the total number of issued and outstanding shares of Torch Common Stock excluding any shares of Torch Common Stock issued in a Qualified Public Offering. Upon each Distribution Accrual Date (as defined in the LLC Agreement), any accrued and unpaid dividends on the Preferred Interest will


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be paid to Lime Rock. At the Closing, any unpaid dividends on the Preferred
Interest, accruing daily from the last Distribution Accrual Date, will be paid to Lime Rock in cash.

         Section 3. CLOSING

         The closing of the transactions contemplated hereby (the "Closing") will be held at the offices of Baker Botts L.L.P., Houston, Texas, concurrent with the Company's completion of a Qualified Public Offering after all conditions set forth in Section 4 have been satisfied or waived.

         Section 4. CONDITIONS TO CLOSING

         The obligations of Torch and Lime Rock under Section 2 and the Closing are subject to the satisfaction or waiver of the following conditions:

                  (a) The representations and warranties of the parties contained herein shall be true and correct when made and as of the date of the Closing, and all covenants to be performed by any party under this Agreement shall have been performed.

                  (b) The Company shall have completed a Qualified Public Offering.

                  (c) Lime Rock and Torch shall have received an opinion of Arthur Andersen LLP reasonably satisfactory to each of Lime Rock and Torch as to the qualification of the transactions contemplated by this Agreement under Section 351(a) of the Internal Revenue Code.

         Section 5. TERMINATION

         5.1. Termination. This Agreement may be terminated at any time prior to the Closing: (a) by the mutual written consent of the Company, Torch and Lime Rock; or (b) by the Company, Torch or Lime Rock if the Closing shall not have occurred on or before June 30, 2001.

         5.2. Effect of Termination. In the event of termination of this Agreement as provided in Section 5.1, written notice thereof shall forthwith be given by the terminating party to the other parties, and this Agreement shall thereupon terminate and become void and have no effect, no party shall have liability to any other party in respect of this Agreement, and the transactions contemplated hereby shall be abandoned without further action by the parties hereto; provided, that such termination shall not relieve any party of any liability for any willful breach of any covenant or agreement contained in this Agreement.


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         Section 6. MISCELLANEOUS PROVISIONS

         6.1. Certificate of Incorporation, Bylaws and Other Actions. Until the earlier of the Closing or the termination of this Agreement, the Company agrees that (i) it will not amend its Certificate of Incorporation or its Bylaws, attached hereto as Exhibit A and Exhibit B, respectively, without the consent of Lime Rock and (ii) it will not take any action that, if such action were to be taken by Torch LLC, would, under the terms of the LLC Agreement, require the consent or approval of Lime Rock or any director or manager designated thereby, without the consent of Lime Rock.

         6.2. Over-allotment Option. The Company, Torch, and Lime Rock agree that, pursuant to the over-allotment option granted to the underwriters in the Company's initial Qualified Public Offering (the "Over-allotment Option"), Torch and Lime Rock will each be permitted to sell a pro rata share of their Torch Common Stock, unless the managing underwriter in good faith determines that the inclusion of such shares will adversely affect the pricing or success of the offering. Torch's and Lime Rock's pro rata share will be 90.06% and 9.94%, respectively, of the total number of shares available to be sold pursuant to the Over-allotment Option.

         6.3. Registration Rights Agreement. Effective as of the date of the Closing, the Company shall grant registration rights in accordance with Exhibit G to the LLC Agreement.

         6.4. Entire Agreement; Binding Effect; Amendment; Waivers. This Agreement constitutes the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings between the parties, both written and oral, relating to the subject matter of this Agreement. Each and all of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns. This Agreement may be amended, modified or supplemented if, but only if, that amendment, modification or supplement is in writing and signed by each party hereto. No waiver of any right under this Agreement shall be effective unless evidenced in writing and executed by the party entitled to the benefits thereof. The waiver of any of the terms and conditions hereof shall not be construed or interpreted as, or deemed to be, a waiver of any other term or condition hereof; nor shall any waiver of any single breach or default of any provision hereof be construed, deemed or interpreted as a waiver of any other breach or default hereunder occurring before or after that waiver.

         6.5. No Third-Party Beneficiaries. No provision of this Agreement is intended, or shall be construed, deemed or interpreted, to confer on any person or entity not a party hereto any rights or remedies hereunder.

         6.6. Application of Delaware Law. This Agreement shall be governed by and construed and enforced in accordance with the substantive laws of the State of Delaware.

         6.7. Counterparts. This Agreement may be executed in multiple counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.


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         6.8 Expenses. The Company agrees to reimburse Lime Rock for reasonable fees and expenses, including, but subject to a cap of $30,000, the reasonable fees of not more than one counsel for Lime Rock, incurred in effecting the transactions contemplated by this Agreement.


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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  TORCH, INC.


                                  By:    /s/ LYLE G. STOCKSTILL
                                     -------------------------------------------
                                  Name:  Lyle G. Stockstill
                                       -----------------------------------------
                                  Title: Chief Executive Officer
                                        ----------------------------------------


                                  RIVERSIDE INVESTMENTS LLC

                                  By: The Beacon Group Energy Investment Fund II, L.P., its sole member

                                  By:   Beacon Energy Investors II, L.P., its
                                        general partner


                                  By:    /s/ BRYAN R. MARTIN
                                     -------------------------------------------
                                  Name:  Bryan R. Martin
                                       -----------------------------------------
                                  Title: Partner
                                        ----------------------------------------


                                  FRIENDS OF LIME ROCK LP

                                  By:      Lime Rock Partners LLC,
                                           its general partner


                                  By:    /s/ JOHN T. REYNOLDS
                                     -------------------------------------------
                                  Name:  John T. Reynolds
                                       -----------------------------------------
                                  Title: Managing Member
                                        ----------------------------------------

Accepted and Agreed to:


TORCH OFFSHORE, INC.


By:    /s/ LYLE G. STOCKSTILL
   ---------------------------------
Name:  Lyle G. Stockstill
     -------------------------------
Title: Chief Executive Officer
      ------------------------------


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